Exhibit 99.1

MEDIA CONTACT:	INVESTOR CONTACT:
Sophia Hong	Rick Muscha
Lattice Semiconductor	Lattice Semiconductor
503-268-8786	408-826-6000
Sophia.Hong@latticesemi.com	Rick.Muscha@latticesemi.com

Lattice Semiconductor Appoints

Elizabeth Schwarting to Board of Directors

HILLSBORO, Ore. – March 14, 2023 – Lattice Semiconductor (NASDAQ: LSCC), the low power programmable leader, today announced the appointment of Elizabeth Schwarting to the Company’s Board of Directors and Nominating and Governance Committee effective March 14, 2023. Ms. Schwarting brings to the Company extensive management experience and knowledge of the automotive industry and governance experience from her service on another public company board.

Ms. Schwarting is currently the Principal Member of DBS Ventures, LLC. where she serves as a subject matter expert for various audiences in the areas of automotive technology (with a special emphasis on ADAS/Automated Driving), regulatory trends, and business development. Prior to joining DBS Ventures, Ms. Schwarting held several leadership roles with Delphi Corporation (now Aptiv PLC) including Vice President of the Electronic Controls business unit, Vice President of Safety Systems, Global Director of Sales and Marketing, and General Motors Global Customer Director. Prior to joining Delphi, Ms. Schwarting held the position of General Manager and Vice President, Strategic Accounts for Eastman Kodak Company within the Consumer Imaging Division. Ms. Schwarting currently serves on the board of directors of Ambarella Corporation.

Jeff Richardson, Lattice's Chairman of the Board, commented, “We are very pleased to have Beth join our Board of Directors particularly given her expertise in the automotive industry, a strategic market segment for Lattice. We look forward to Beth’s contributions as Lattice continues to execute on its long-term growth strategy.”

Forward-Looking Statements Notice:

The foregoing paragraphs contain forward-looking statements that involve estimates, assumptions, risks and uncertainties. Any statements about our expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. Such forward-looking statements include, but are not limited to, statements relating to the Company’s continued execution on its long-term growth strategy. Other forward-looking statements may be indicated by words such as “will,” “could,” “should,” “would,” “may,” “expect,” “plan,” “project,” “anticipate,” “intend,” “forecast,” “future,” “believe,” “estimate,” “predict,” “propose,” “potential,” “continue” or the negative of these terms or other comparable terminology.

Actual results may differ materially from our expectations and are subject to risks and uncertainties that relate more broadly to our overall business, including those risks more fully described in Lattice’s filings with the SEC including its Annual Report on Form 10-K for the fiscal year ended January 1, 2022, and Lattice’s quarterly reports filed on Form 10-Q. Lattice believes these and other risks and uncertainties could cause actual results to differ materially from the forward-looking statements. You should not unduly rely on forward-looking statements because actual results could differ materially from those expressed in any forward-looking statements. In addition, any forward-looking statement applies only as of the date on which it is made. The Company does not intend to update or revise any forward-looking statements, whether as a result of events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

About Lattice Semiconductor Corporation:

Lattice Semiconductor (NASDAQ: LSCC) is the low power programmable leader. We solve customer problems across the network, from the Edge to the Cloud, in the growing communications, computing, industrial, automotive, and consumer markets. Our technology, long-standing relationships, and commitment to world-class support let our customers quickly and easily unleash their innovation to create a smart, secure, and connected world.

For more information about Lattice, please visit www.latticesemi.com. You can also follow us via LinkedIn, Twitter, Facebook, YouTube, WeChat, Weibo or Youku.

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